Noble Investor Conference September 26, 2006 Exhibit 99.1

Disclaimer
This presentation contains certain forward-looking
statements which involve known and unknown risks,
uncertainties or other factors not under the Company’s
control which may cause actual results, performance or
achievements of the Company to be materially different
from the results, performance, or other expectations
implied by these forward-looking statements. These
factors include, but are not limited to, those detailed in
the Company’s periodic filings with the Securities and
Exchange Commission

Mission Statement “Enabling minimally invasive and targeted therapies for the medical industry”

Memry Today
A Medical product outsourcer of innovative, custom solutions
Our Technologies
Fully integrated
producer of nitinol
tubing and wire,
components and
subassemblies
Largest independent
producer of laser cut
& finished nitinol
stents & structures
High-end polymer
extrusions
Our Markets
95% medical
devices &
implants
Minimally
invasive &
catheter based
therapy products
Our Customers
From world’s
largest to
leading-edge
start-ups device
companies
Primarily U.S.
customer base

A Growing Company
In A Growing Medical Device Market
(Source: Millennium Research Group, October 2005)
$58.5B
$97.3B
Major Segments
$30.3
$32.7
$34.3
$21.3
$19.3
$17.9
2009 2004
Orthopaedics
Surgery/endosurgery
Cardiovascular

Non- and Minimally Invasive
U.S. Device Market
(Source: BCC Research, June 2006)
$7.2B
$11.0B
$1.3
$1.3
$1.6
$1.6
$8.1
$8.1
$5.1
$5.1
$1.3
$1.3
$0.8
$0.8
2011
2005
Orthopaedics
Surgery/endosurgery
Cardiovascular
2005
Monitoring/imaging
Electrosurgical/auxiliary
equipment
Robotics
Surgical devices & instruments
78.3%
11.3%
7.9%
2.5%

Medical Device Industry
Undergoing Rapid Change
*Millennium Research Group,
October 2005
Vendor base consolidation
Cost containment
Aging population
Mergers & acquisitions
Globalization
Stringent regulatory environment
Innovation & technology
Improving quality of healthcare
Speed to market
External
Drivers

Medical Device Outsourcing Market
By Segment & Capability
(Source: Millennium Research Group, October 2005)
Orthopaedics
Surgery/endosurgery
Cardiovascular
Design engineering
Packaging & warehouse
Sterilization
Final assembly
Component manufacturing
$4.0B
$7.7B
$2.5
$2.8
$2.4
$1.2
$1.5
$1.3
2009 2004
20.2%
20.2%
15.6%
15.6%
44.7
44.7%
8.6%
8.6%
10.9%
10.9%
2004

Success Factors
For the Outsourcing Industry
Quality & competitive pricing
Management of convergence of
key technologies
Full service capabilities
including combination products
Device application knowledge
Globalization
Supply chain management
Rapid turnaround
Success

Value Implications
for Outsourcers
Raw
Materials
Semi-Finished
Materials
Parts &
Components
Subassemblies
& Assemblies
Finished
Device
$$$
Where a company is on value chain is extremely important to
long-term viability of business and value places on it
Simply providing materials or single component to an end
product no longer enough
Leveraging and combining core materials and processing
expertise into multi-modality products and bio-interactive
implantables is becoming critical to value

Actual Case Study

Shape Memory Alloy
Technology
A Unique Material with Enabling Properties
Minimally invasive &
endovascular devices
Materials & Processes
Superelastic & shape
memory nitinol alloys
Wire & tube drawing
Laser cutting
Stent manufacturing
Wire forming
Surface finishing
Grinding & coating
Assembly
Enabling Properties
Kink resistance
Crush resistance
Ability to recover large deformation
Thermal recovery
Confined access & delivery
Low constant uniform forces

Polymer Extrusion Technology
A Strategic Process Technology
Catheter-based
minimally invasive &
endovascular devices
Materials & Processes
Custom co-extended
polymer components
Polyurethanes
Nylons
Polyesters
Flouropolymers
Polyimides
Tipping & forming
Tapering
Grinding
Braiding & coiling
Enabling Properties
Multi layer
Multi lumen
Coil and braid reinforcement
Thin wall
Jacketing
Radiopacity

Memry FY 2006 By
Specialty & Application
Embolic protection
Catheters
Guidewires
Endosurgical instruments
Stents & stent grafts
19%
19%
Vascular/radiology
Urology/OBGYN
Neurology
Coronary & EP
Endosurgery
Orthopaedics
1%
1%
62%
62%
18%
18%
3%
3%
5%
5%
11%
11%
34%
34%
20%
20%
24%
24%
3%
3%

Memry & Putnam
A Better Team
Strong leverage of respective customer and application
bases
Ability to build on knowledge base of metals and
polymers in new ways to provide innovative and unique
solutions to customers
Enlarging targeted markets
Providing increasing levels of expertise in minimally
invasive and targeted therapies market
Access to new customers with a wider array of
technology solutions
Joint project and product work

Memry + Putnam Jacketed Guidewire Biomer Technology Stent Coating Memry Stent Putnam Extruded Catheter Tubing Creating Synergies

Business Development
Objectives
High-end processing technologies
Market leadership & recognition as leading
provider of technology and synergistic
solutions for minimally invasive & targeted
therapy products
Passive and biointeractive medical
polymers & biomaterials
Surface modification & finishing
technologies
Integration technologies critical to
complete product capability
Material,
processes &
product
integration

Management Team
Robert Belcher
Chief Executive Officer
Dean Tulumaris
President and Chief Operating Officer
Richard Sowerby
Chief Financial Officer and Treasurer
James Dandeneau
President Putnam Plastics Division
Philippe Poncet
Vice President Business Development

Revenue Growth (in millions) Fiscal Year $26.9 $26.9 $29.9 $29.9 $32.9 $32.9 $34.0 $34.0 $34.5 $34.5 $45.0 $45.0 $52.6 $52.6 2000 2000 2001 2001 2002 2002 2003 2003 2004 2004 2005 2005 2006 2006

Income Statement
FY 2006 FY 2005 FY 2004
Revenues $52.6M $45.0M $34.5M
Gross Profit $20.4M $17.9M $13.8M
Gross Margin 39% 40% 40%
Net Income $2.7M* $2.7M** $2.4M
Diluted EPS $0.09 $0.10 $0.09
* Includes ($1.1M) of CEO retirement charges, net of $0.4M tax provision
**Includes ($0.2M) on extinguishment of debt, net of $0.1M tax provision
29.5M Diluted Shares in 2006, 28.3M in 2005, 26.0M in 2004

Balance Sheet (in millions)
$ 1.5 $ 11.4 $ 10.0
Total Debt
- - 0.1
Non-current Liabilities
$ 33.0 $ 52.8 $ 55.3
Total Liabilities and Stockholders’ Equity
28.2 35.8 39.5
Stockholders’ Equity
1.2 8.7 7.8
Notes Payable, less current maturities
$ 3.6 $ 8.3 $ 7.9
Current Liabilities
$33.0 $52.8 $ 55.3
Total Assets
5.4 6.0 2.8
Other Assets
2.0 21.8 21.3
Goodwill & Other Intangibles
5.1 8.4 9.0
Property, Plant & Equipment
$ 20.5 $ 16.6 $ 22.2
Current Assets
June 04 June 05 June 06
2005 includes Putnam Plastics acquisition for $25.9 resulting in
Goodwill of $13.1 and Other Intangibles of $7.4

EBITDA & Adjusted Definition
In this presentation, the Company refers to EBITDA and Adjusted EBITDA, financial measures that are not recognized under accounting principles generally accepted in the United States of America (“GAAP”).  The
Company defines EBITDA as earnings before income taxes, interest expense, net, depreciation and amortization.
The Company defines Adjusted EBITDA as EBITDA further adjusted to exclude material non-cash items and items that may be infrequent in occurrence or, in management’s view, not indicative of the Company’s continuing operating performance and cash flows.  EBITDA and Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, net income, operating income, cash flows from operations or other traditional indications of a company’s operating performance or liquidity that are derived in accordance with
GAAP.
In addition, the Company’s calculations of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures being disclosed by other companies, limiting their usefulness as comparative measures.
The Company discloses EBITDA and Adjusted EBITDA as each is a commonly referred to financial metric used in the investing community to evaluate the performance of companies in our industry.  The Company believes that disclosure of EBITDA and Adjusted EBITDA is helpful to those reviewing its performance, as EBITDA and Adjusted
EBITDA provide information on the Company’s ability to meet debt service, capital expenditure and working capital requirements, and management believes that EBITDA and Adjusted EBITDA are also useful indicators of the Company’s operating performance.  We present Adjusted EBITDA as a percentage of revenues because management believes it is a useful indicator of the Company’s operating performance.

EBITDA (in millions)
15.1% 18.2% 18.4%
Adjusted EBITDA %
- 0.2 -
+ Early Extinguishment of Debt (c)
$ 5.2 $ 8.2 $ 9.7
Adjusted EBITDA
0.1 0.1 0.4
+ Equity Based Compensation (d)
- - 1.1
+ CEO Retirement (b)
$ 5.1 $ 7.9 $ 8.2
EBITDA
0.2 0.6 0.7
+ Amortization (a)
1.7 1.9 2.1
+ Depreciation
- 1.0 1.1
+ Interest Expense, Net
0.8 1.7 1.6
+ Income Taxes
$ 2.4 $ 2.7 $ 2.7
Net Income
$ 34.5 $ 45.0 $ 52.6
Revenues
June 04 June 05 June 06
See explanation of footnotes on the following page

Footnotes to EBITDA
a) Amortization excludes the amortization of deferred financing costs, which is included in interest expense, net.
b) Effective December 9, 2005, the Company’s President and Chief Executive
Officer retired from his position.   In connection with the retirement, the
Company recorded separation charges of $1.1 million during the year ended
June 30, 2006.
c)  During the year ended June 30, 2005, the Company recorded a $0.2 million loss on extinguishment of debt due to the write-off of deferred financing costs of $0.1 million and a $0.1 million penalty on the prepayment of subordinated debt.  The Company prepaid $2.5 million of its subordinated debt in order to reduce interest expense in future periods.
d) Equity based compensation represents non-cash items.  Effective July 1,
2005, the Company adopted SFAS No. 123(R), ‘Share-Based Payment’ which accounts for the increase in this item for 2006.

Investor Summary
Provides innovative and strategic technology solutions to
the medical device industry
Materials and process technologies
Nitinol and Shape Memory Alloys
Highly customized polymer extrusions
Customers include world’s largest device companies and
emerging start-ups
New applications and customers driving growth
Focus on minimally invasive and targeted therapy
products
Profitable, with strong balance sheet
Stable, experienced management team